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                                                                   EXHIBIT 10.30

                               COMMERCIAL LEASE

                SUITABLE FOR SHOPS, SHOP DWELLINGS, SMALL OFFICE
                BUILDINGS AND FACTORIES WHERE THE TERM OF LEASE
              (INCLUDING THE PERIOD OF ANY OPTION) DOES NOT EXCEED
                                  THREE YEARS.

                PUBLISHED BY THE REAL ESTATE INSTITUTE OF N.S.W.

     THIS LEASE is made in duplicate on the                  day of        1994
                 at               in the State of New South Wales.

PARTIES    BETWEEN - HILROK PROPERTIES PTY. LIMITED
           of 17 The Corso, Manly                                       LANDLORD


           whose agent is   Not applicable                                 AGENT


                          (Name and business address)

                AND      [Deleted]                                        TENANT


                              (Name and address)
               PETER DODDS of 10/51 Dee Why Parade, Dee Why and SIMON VAN WYK of 9A Whistler Street, Manly

PREMISES The Landlord leases the Premises known as 1st Floor Offices above the building located at 17 The Corso, Manly and having its entrance from Market Lane including all fixtures listed in the inventory which is signed by all parties and attached as part of this lease.

USE The Premises shall be used only as an office to operate a multi media development studio and related business

RENT The rent shall be two thousand six hundred dollars $2,600.00 per month commencing on the 11th day of July, 1994 and payable in advance by the Tenant on the 11th day of every month to the Landlord at his above address or at any other reasonable place as he notifies in writing.

TERM         The term of the lease shall be one year

             commencing on the 11th day of July, 1994
             and ending on the 10th day of July, 1995

OPTION Subject to Condition 32 of this lease the Landlord offers a renewal of this lease for a further term of 2 years.

HOLDING      Unless either party gives the other written notice at least one
OVER         month before the end of the term that vacant possession shall be given on that day, the lease shall continue as a periodic lease from month to month at the same rent or at a rent which both parties agree to.

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             [Deleted]

INCREASES
             [Deleted]

BASE YEARS

INSURANCE    The amount of cover for public liability referred to in Condition
             4(b) is $5,000,000.00

CONDITIONS   The parties agree to the conditions set out above and on the following pages and also to those conditions implied by Sections 84 and 85 of the Conveyancing Act, 1919, which are not expressly negatived or modified by this lease.

                                            NOTE

             It is advisable for the Tenant to insure his own property and insure against his liability for public risk as the occupier.

THE LANDLORD AGREES

Possession   1.  To give possession of the Premises to the Tenant on the day on
Condition        which the term of the lease commences.
of Premises  2.  To ensure that the Premises are in a reasonably fit condition
Security         for use at the commencement of the lease.
Insurance    3.  To ensure that the external doors and windows contain locks and catches in working order at the commencement of the lease.
             4.  (a) To insure the Premises against damage arising from fire, lightning and explosion and other hazards, (including earthquake, storm and tempest, water damage, explosion, impact, aircraft, not s/civil commotions and malicious damage).
                 (b) To insure for public liability covering all sums which he shall become legally liable to pay as owner and Landlord for a minimum amount as noted on the front page of this lease.
Use of       5.  To allow the Tenant to use and occupy the Premises without
Premises         unreasonable interference by the Landlord or his agent.
Rates and    6.  To pay council, water and sewage rates and land tax promptly.
Taxes        7.  To provide the Tenant with a stamped copy of the lease signed
Lease Copy       by both parties as soon as practicable.
Receipts     8.  To issue rent receipts showing the Tenant's name, the address of the Premises, the amount received, the date of payment and the period for which the payment was made.


             THE TENANT AGREES

Rent         9.  To pay the rent promptly and in advance.
Consents     10. To obtain at his own expense all necessary consents that may be
for Use          required from municipal or shire or other authorities to carry
Charges          on his proposed business at the Premises (being the use for which the Premises are leased).
             11. To pay all charges for gas, electricity and telephone and any excess water, garbage or sanitary charges, relating to the
                 Tenant's use of the Premises.
Care of      12. To take care of the Premises and to keep them in a clean
Premises         condition, and in particular:
                 (a) To make no alterations or additions to the Premises,
                     including the erection of any sign or antenna, without the written consent of the Landlord.
                 (b) To do no decorating that involves marking, defacing or painting any part of the Premises, without the written
                     consent of the Landlord.
                 (c) To put nothing down any sink, toilet or drain likely to cause obstruction or damage.
                 (d) To keep no animals or birds on the Premises, without the written consent of the Landlord.
                 (e) To ensure that rubbish is not accumulated on the Premises and to cause all trade refuse to be removed regularly in a manner acceptable to the Landlord.
                 (f) To ensure that nothing is done that might prejudice any insurance which the Landlord has in relation to the
                     Premises.
                 (g) To notify the Landlord promptly of any loss, damage or defect in the Premises.
Use and          (h) To notify the Landlord promptly of any infectious disease,
Occupation           or the presence of rats, cockroaches or similar pests.

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             13. Not to sleep or permit anyone to sleep on the Premises nor to hold or permit to be held any sale by auction on the
Rules and        Premises.
Regulations  14. To ensure that he, his employees, licensees and agents observe, obey and perform the Rules and Regulations forming part of this lease and such further Rules and Regulations as the Landlord may from time to time make and communicate to the tenant (not being inconsistent with this lease) for the safety, care and cleanliness of the Premises and of the building.
Insurance    15. (a) To do nothing in the building or keep anything therein that would increase the insurance premium payable by the Landlord on the building except with the written consent of the Landlord.
                 (b) To do nothing which would make any Insurance Policy void.
                 (c) To insure all plate glass.
                 (d) To pay all insurance premiums increased as a result of his actions.
Indemnity    16. (a) To compensate and meet all claims of
                     (i) the Landlord for the loss of or damage to part or whole of the Premises;
                     (ii) any person for the loss of or damage to his personal property; and
                     (iii) any person for personal injury or death as a result
                           of any accident or neglect or a deliberate or careless act on the Premises or a breach of any condition of the lease by the Tenant, his employees or agents or any person present on the Premises with the consent of the Tenant, his employees or agents.
                 (b) In these circumstances the Tenant shall meet all claims whether they are made directly against him or against the Landlord. Any resultant repairs to the Premises or to any other parts of the building shall be carried out at the expense of the Tenant by a builder approved by the Landlord.
                 (Delete Condition 17 or 18 as applicable)
Rates,       17. [Deleted]
Taxes and    18. [Deleted]
Insurance
Premiums

             BOTH PARTIES AGREEMENT THAT

Unforeseen   19. If something happens to the Premises so that the whole or a
Event substantial part can no longer be occupied, and the parties are in no way responsible, then either party shall have the right to terminate the lease, provided written notice is given within fourteen days of the event.
Inspections  20. The Landlord or his agent shall inspect the Premises at the commencement of the lease and on its termination and take note of their condition including state of cleanliness, state of repair, and working order of appliances.
Repairs      21. (a) The Tenant shall have repaired in a proper way any damage to the Premises resulting from neglect or a deliberate or careless act or a breach of any condition of the lease by the Tenant or any person on the Premises with his consent.
                 (b) Except as in Condition 21(a), the Landlord shall carry out without delay all reasonable repairs necessary for the Tenant's ordinary use and occupation of the Premises, having regard to the condition of the Premises at the commencement of the lease.
Access       22. (a) The Landlord shall respect the Tenant's rights to privacy.
                 (b) The Tenant shall allow access to the Landlord and his
                     agent.
                     (i) when it is reasonable that they or either of them should view the condition of the Premises or carry out repairs, or
                     (ii) to erect "to let" signs and to show the Premises to intending tenants after notice terminating the lease has been given, or
                     (iii) to erect "for sale" signs and to show the Premises to intending purchasers, after the Landlord has given the Tenant notice of his wish to sell.
                 (c) The Landlord shall give the Tenant reasonable notice of the time and date for such access. As far as possible it shall be convenient for both parties.
                 (d) The Landlord may have access at any time with the consent of the Tenant or in the case of an emergency.
Costs        23. (a) The Tenant shall pay all reasonable costs relating to the lease, including stamp duty.
                 (b) The Landlord shall pay all other costs relating to his management of the Premises.
Statutes     24. Each party shall observe as applicable to himself all relevant statutes, statutory regulations and by-laws relating to health, safety, noise and other standards with respect to the Premises.
Notices      25. Any written notice required or authorized by the lease:

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                 (a) Shall be served on the Tenant personally, or by pre-paid post to the Premises, or by being left there in the post
                     box.
                 (b) Shall be served on the Landlord by personal service on him or his agent, or by pre-paid post to his or his agent's
                     address as shown in the lease or as notified in writing, or by being left in the post box at that address.
                 (c) Shall be deemed to be served on the second week day after posting, where it is sent by pre-paid post.
                 (d) May take effect on any day of the month if it relates to the termination of a periodic lease, provided it gives the required length of notice.
Mitigation   26. Where there has been a breach of any of the conditions of the lease by either party, the other party shall take all reasonable steps to minimize any resultant loss or damage.
Payment      27. (a) After a notice terminating the lease or demanding immediate
after                possession has been given, any acceptance of or demand for
Notice               rent or money by the Landlord shall not of itself be
                     evidence of a new lease with the Tenant or alter the legal effect of the notice.
                 (b) Where the Tenant unlawfully remains in possession after the termination of the lease, the Landlord is entitled, in
                     addition to any other claim, to payments equal to the rent as compensation for the use and occupation of the Premises.
Disputes     28. In any dispute or proceeding between the parties, both parties shall act reasonably and without delay and make all admissions necessary to enable the real issues to be decided.
Termination  29. (a) Where the lease has become a periodic lease from month to month, either party may terminate it by giving one months
                     written notice.
                 (b) The Landlord shall have the right to re-enter the Premises peacefully or to continue the lease as a periodic lease
                     from week to week:
                     (i)   Where the Tenant has failed to pay rent for a period
                           in excess of fourteen days, whether formally demanded or not, or
                     (ii)  Where the Tenant has seriously or persistently
                           breached any of the conditions of the lease, or
                     (iii) Upon the Tenant being declared bankrupt or insolvent according to law or making any assignment for the benefit of creditors or taking the benefit of any Act now or hereafter to be in force for the relief of bankrupts or insolvents. (Section 8.5(1)(d) of the Conveyancing Act, 1919, as amended, is hereby varied accordingly).
                 (c) If the Landlord intends to exercise his right to re-enter, he shall serve the Tenant with a written notice stating the reason and demanding immediate possession.
                 (d) If the Landlord intends to exercise his right to continue the lease as a periodic lease from week to week, he shall
                     serve the Tenant with a written notice stating the reason
                     and informing the Tenant of the variation to the lease.
                     Upon service of the notice, the lease shall continue with
                     all its conditions, except for the term and Holding Over
                     conditions, as a periodic lease from week to week which may be terminated by one week's written notice from either
                     party.
                 (e) The Landlord shall have the right to re-enter the Premises without giving notice, if he has reasonable grounds to
                     believe that they have been abandoned.
                 (f) The Tenant shall have the right to terminate the lease if the Landlord has seriously or persistently breached any of its conditions. He shall give the Landlord fourteen days'
                     written notice, indicating at the same time the nature of
                     the breach.
                 (g) Any action by the Landlord or Tenant in accordance with
                     Conditions 29(b), (c), (d), (e), or (f), shall not affect
                     any claim for damages in respect of a breach of a condition of the lease.
                 (h) The Tenant may remove his fixtures and shall remove his signs provided that any damage or defacement occasioned to any part of the Premises in the course of such removal
                     shall be remedied by the Tenant immediately and at his own expense. If he fails to do so the Landlord may do so at the
                     Tenant's expense.
                 (i) Upon the termination or determination of the lease for any cause the Tenant shall promptly and peacefully give vacant possession of the Premises in the condition and state of
                     repair required by Conditions 12 and 21(a) of the lease,
                     and at the same time hand over all keys.
Parting      30. (a) The Tenant shall not assign or sub-let or part with
with                 possession of the Premises or any part thereof except with
Possession           the written consent of the Landlord.
                 (b) The Landlord shall not withhold his consent unreasonably, provided that the Tenant gives him fourteen days notice and the Tenant pays any reasonable expenses involved in the
                     Landlord giving consent.
Cleaning     31. [Deleted]

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Responsibility   32. (a) The Tenant shall give to the Landlord or his agent not
of the Tenant            more than six (6) months and not less than three (3)
                         months prior to the expiration of the term granted in
                         this lease notice in writing if he wishes to take a
                         renewal of the lease for the further term offered.
                         Provided he has duly and punctually paid the rent and
                         shall have duly performed and observed on his part all
                         the conditions and agreements contained in this lease
                         up to the expiration of the term granted, then the
                         Landlord will at the cost of the Tenant grant to him
                         the further term at a rent which would at such time be
                         current market rental of the Premises.
                     (b) In the event of any dispute between the Landlord and
                         the Tenant as to such rent the rent shall be determined
                         by the President of the Real Estate Institute of New
                         South Wales or his appointee. The total rent is not to
                         be less than the total rent payable just prior to the
                         expiration of this lease and the lease shall be subject
                         to all other conditions as are contained in this lease
                         with the exception of the Option Condition. The costs
                         of such rental determination shall be borne in equal
                         shares by the parties unless otherwise agreed.
Interpretation   33. (a) The word "agent" in context with "Landlord" includes the Landlord's estate agent or managing agent and any
                         other person authorized to act on behalf of the
                         Landlord.
                     (b) The word "Landlord" includes the heirs, executors,
                         administrators and assigns of the Landlord, and where
                         the context permits includes the Landlord's agent.
                     (c) The word "Tenant" includes the executors,
                         administrators and permitted assigns of the Tenant.
                     (d) The word "fixtures" includes fittings, furniture,
                         furnishings, appliances, plant, machinery and
                         equipment.
                     (e) The word "month" shall mean calendar month.
                     (f) Where the context permits, words expressed in the
                         singular include the plural and vice versa, words
                         expressed in the masculine gender include the feminine,
                         and words referring to a person include a company.
                     (g) Where two or more Tenants or Landlords are parties, the conditions of the lease shall bind them jointly and
                         individually.
                     (h) When this lease is signed by both parties and
                         witnessed, it is a deed at law from that time.
                     (i) Headings in the margin have been inserted to assist the parties but they do not form a legal part of the lease.
Guarantor's      34. In consideration of the Landlord leasing the Premises to
Liability            the Tenant in accordance with this lease, the Guarantors
                     for themselves and each of them and each of their executors and administrators unconditionally agree that they and each of them will be (with the Tenant) jointly and severally liable to the Landlord for the payment of the rent and all other moneys payable by the Tenant, and also for the due performance and observance of all the terms and conditions on the part of Tenant contained or implied. AND IT IS
                     HEREBY EXPRESSLY AGREED AND DECLARED that the Landlord may grant to the Tenant any time or indulgence and may compound or compromise or release the Tenant without releasing or affecting the liability of the Guarantors.

                              SPECIAL CONDITIONS

 Special conditions forming part of this lease are to be signed by both parties and attached.

                             RULES AND REGULATIONS

1. No sign, advertisement or notice shall be inscribed or painted or affixed on any part of the outside or the inside of the Premises except of such color, size and style and in such place upon or in the building as are approved in writing by the Landlord. Upon request by the Tenant, interior signs on glass doors and on the directory tablets will be provided for him and at his expense by the Landlord.
2. The Tenant shall not obstruct the entrance passages, halls, staircases, or fire escapes of the Premises or use them or any part of them for any purpose other than for going in and out of the Premises.
3. The Tenant will not obstruct or interfere with the rights of other Tenants or in any way injure or annoy them or conflict with the regulations of any public authority or with the terms of any insurance policy upon the building or its contents.
4. The Tenant shall not install or position any heavy equipment or article without first obtaining the written consent of the Landlord, which consent may prescribe the maximum weight and the position in which such heavy equipment or article may be placed or secured; the Tenant shall make good at his expense all damage caused to the building or any part of it by the introduction, installation, presence or removal of any heavy equipment or article of which the Tenant has ownership, custody or control. Before

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     any safe or heavy article is moved into the building due notice must be given to the Landlord and the moving of it in and about the building shall only be done under the supervision of the Landlord or his agent.
5. In the event of any emergency or other eventuality whereby the toilets or washrooms on any floor are not available for use the Landlord may impartially withdraw the right of exclusive use of all or any of the toilet or washroom areas and services not affected so as to ensure availability of these facilities to all occupants of the building, and no rental adjustment will be made during such temporary arrangements.
6. In carrying goods or furniture in the lifts priority shall at all times be given to passenger traffic.
7. All doors and windows of the Premises shall be securely fastened on all occasions when the Premises are left unoccupied. The Landlord reserves the right for his agents, employees, servants and workmen to enter and fasten them if they are left unfastened or insecurely fastened.

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    PLEASE READ THIS LEASE THROUGH _____________ BEFORE AND AFTER SIGNATURE

We hereby enter into this lease and agree to all its conditions

SIGNED BY THE LANDLORD

in the presence of

    Jan Butcher                         /s/
    ________________________________    __________________________________
             Name of Witness                  Signature of Landlord

    /s/ J. Butcher                      /s/ Simon van Wyk; /s/ Peter Dodds
    ________________________________    __________________________________
          Signature of Witness                 Signature of Tenant

SIGNED BY THE TENANTS PETER DODDS
and SIMON VAN WYK

    ________________________________    __________________________________
             Name of Witness                  Signature of Guarantor

    ________________________________
          Signature of Witness

SIGNED BY THE GUARANTOR

in the presence of

    ________________________________
             Name of Witness

    ________________________________
          Signature of Witness


THE COMMON SEAL of                THE COMMON SEAL of        THE COMMON SEAL of

was hereunto affixed by the     was hereunto affixed      was hereunto affixed
authority of the Board of       by the authority of       by the authority of
Directors and in the            the Board of Directors    the Board of Directors
presence of:                    and in the presence of    and in the presence of

/s/
- ---------------------------     ----------------------    ----------------------
        Secretary                      Secretary                 Secretary

                           FORM OF SURRENDER OF LEASE

I.
proprietor of the lease do hereby in consideration of __________________________ surrender all my estate therein to the landlord or the other present owner of the reversion thereon expectant.
In witness I have hereto subscribed my name this ___________________________ day of __________________, 19_____.

Signed  _________________________________

Accepted ________________________________

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                              SPECIAL CONDITIONS
                              ------------------

1. It is acknowledged by the Tenants that the Premises have brand new carpet and are freshly painted.

2.   [Deleted]

3. If the Tenants wish to avail themselves of any signage on the Market Lane entrance to the Premises, they shall be responsible for the re-painting of the area immediately in the vicinity o the signage with a full gloss paint as agreed to by the Landlord. In that event the Tenant shall restore that area to the same condition the area was in at the commencement of the Lease.

4. At the expiration of this lease, or any option exercised by the Tenants, the Tenants agree to re-paint the walls and ceiling of the subject Premises to restore it to the same condition that it was in at the commencement of the lease.

5. At the expiration of this Lease or any option exercised by the Tenants, the Tenants agree to have the carpet professionally cleaned to restore it to a reasonable condition taking into account nominal wear and tear over the term of the Lease. If at the time the Tenants vacate the carpet is soiled and damaged, beyond normal wear and tear and it is unable to be cleaned, then the Tenants will replace the carpet.

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